UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2015

WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35823	13-4088127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1023 Cherry Road, Memphis, Tennessee	38117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 867-9971

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
Signature
Exhibit Index
Ex 99.1

Item 2.02. Results of Operations and Financial Condition.

On July 29, 2015, Wright Medical Group, Inc. issued a press release announcing its consolidated financial results for the quarter ended June 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is not considered "filed" under the Exchange Act, and shall not be incorporated into any previous or future filings by Wright under the Securities Act or the Exchange Act.

The attached press release includes the following non-GAAP measures: net sales, excluding the impact of foreign currency; operating income, as adjusted; net income from continuing operations, as adjusted; net income from continuing operations, as adjusted, per diluted share; effective tax rate, as adjusted; EBITDA from continuing operations, as adjusted; and free cash flow.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

For our internal budgeting and resource allocation process, our management uses financial information that does not include:

1.	non-cash inventory step-up amortization,

2.	costs associated with distributor conversions and amortization of non-competes,

3.	non-cash interest expense related to the Convertible Notes due 2017 & 2020 (2017 & 2020 Convertible Notes),

4.	pro rata write-off of deferred financing fees and debt discount associated with 2017 Convertible Notes,

5.	mark-to-market adjustments of derivative assets and liabilities,

6.	due diligence, transition and transaction costs,

7.	BioMimetic CVR mark-to-market adjustments,

8.	contingent consideration fair value adjustment,

9.	the income tax effects of the foregoing, and

10.	the U.S. tax benefit recognized in continuing operations resulting from the U.S. tax provision recognized in discontinued operations.

Additionally, for our internal budgeting process and evaluation of net sales performance, our management uses net sales in constant currency. To measure our sales performance on a constant currency basis, it is necessary to remove the impact of changes in foreign exchange rates, which affects the comparability and trend of sales. Net sales, excluding the impact of foreign currency, is calculated by translating current year results at prior year average foreign currency exchange rates. For our internal budgeting and resource allocation process, management uses EBITDA, EBITDA as adjusted, and free cash flow. EBITDA is calculated by adding back to net income charges for interest, income taxes and depreciation and amortization expenses. EBITDA, as adjusted, is calculated by excluding non-cash stock based compensation expense and non-operating income and expense, as well as the applicable adjustments listed above from EBITDA. Free cash flow is calculated by subtracting capital expenditures from cash provided by operating activities.

We use these non-GAAP financial measures in making operating decisions because we believe the measures provide meaningful supplemental information regarding our core operational performance and give us a better understanding of how we should invest in research and development activities and how we should allocate resources to both ongoing and prospective business initiatives.  We use these measures to help make budgeting and spending decisions, for example, between product development expenses and research and development, sales and marketing, and general and administrative expenses. Additionally, management is evaluated on the basis of these non-GAAP financial measures when determining achievement of their incentive performance compensation targets. Further, these non-GAAP financial measures facilitate management's internal comparisons to both our historical operating results and to our competitors' operating results.

As described above, we exclude the following items from one or more of our non-GAAP measures:

Foreign currency impact on net sales. We excluded the foreign currency impact on net sales compared to prior year from our non-GAAP measure, primarily because it is not reflective of our ongoing operating results, and it is not used by management for our internal budgeting process and evaluation of net sales performance. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Non-cash inventory step-up amortization. We excluded inventory step-up amortization associated with our acquisitions from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. Additionally, because these are non-cash expenses, they do not impact our operational performance, liquidity, or our ability to invest in research and development and to fund acquisitions and capital expenditures. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Distributor conversion costs and amortization of distributor non-competes. In connection with our initiative to convert a portion of our independent foot and ankle distributor territories to direct employee sales representation, we entered into conversion agreements with certain independent distributors, which included non-competition clauses. We excluded the distributor conversion costs and amortization of distributor non-competes from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Non-cash interest expense related to the 2017 & 2020 Convertible Notes. We excluded the non-cash interest expense associated with the amortization of the debt discount related to our 2017 & 2020 Convertible Notes from our non-GAAP measures, primarily because it is a non-cash expense. We believe that it is useful to investors to understand our operational performance, liquidity, and our ability to invest in research and development and to fund acquisitions and capital expenditures. While interest expense associated with the amortization of the debt discount constitutes an ongoing and recurring expense, such expense is excluded from our non-GAAP results because it is not an expense that requires cash settlement and is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that it allows for period-over-period comparability.

Non-cash write-off of deferred financing fees and debt discount associated with the 2017 Convertible Notes. We excluded the non-cash pro-rata write-off of deferred financing fees and debt discount from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Mark-to-market adjustment of the derivatives. We excluded the adjustment of the mark-to-market adjustments on the derivatives from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Due diligence, transaction and transition costs. We excluded the due diligence, transaction and transition costs associated with acquisitions and mergers and our OrthoRecon divestiture from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

BioMimetic CVR mark-to-market adjustments. We excluded the adjustment of the mark-to-market adjustments on the contingent value rights associated with acquired assets and liabilities from our BioMimetic acquisition from our non-GAAP measures, primarily because they are not reflective of our ongoing operating results, and they are not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Contingent consideration fair value adjustment. We excluded the fair value adjustment of our contingent consideration from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

Income tax effects of the foregoing. This amount is used to present each of the amounts described above, except for foreign currency impact on net sales, on an after-tax basis consistent with the presentation of net income, as adjusted.

U.S. tax provision/benefit within continuing operations. We excluded the U.S. tax benefit recorded within continuing operations recorded as a result of the U.S. pre-tax gain recognized within discontinued operations due to the sale of the OrthoRecon business during the first quarter of 2014 from our non-GAAP measures, primarily because it is not reflective of our ongoing operating results, and it is not used by management to assess the core profitability of our business operations. We further believe that excluding this item from our non-GAAP results is useful to investors in that they allow for period-over-period comparability.

We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our financial results as determined in accordance with GAAP and that these measures should only be used to evaluate our financial results in conjunction with the corresponding GAAP measures, and that is why we qualify the use of non-GAAP financial information in a statement when non-GAAP information is presented.

We further believe that where the adjustments used in calculating net income from continuing operations, as adjusted; and net income from continuing operations, as adjusted, per diluted share are based on specific, identified amounts that impact different line items in our Condensed Consolidated Statements of Operations (including operating income and net income), that it is useful to investors to understand how these specific line items in our Condensed Consolidated Statements of Operations are affected by these adjustments for the following reasons:

Operating income. Excluding non-cash inventory step-up amortization from the calculation of operating income assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding distributor conversion costs and amortization of distributor non-competes; due diligence, transaction, and transition costs; and transition costs related to our OrthoRecon divestiture from the calculation of operating income assists investors in evaluating period-over-period changes in this measure without giving effect to transactions that do not relate to the performance of our ongoing operations.

Net Income from Continuing Operations. Excluding the after tax impact of non-cash inventory step-up amortization, non-cash interest expense related to the 2017 & 2020 Convertible Notes, pro-rata write-off of deferred financing fees and debt discount associated with the 2017 Convertible Notes, and mark-to-market adjustments on the derivatives from the calculation of net income from continuing operations assists investors in evaluating period-over-period changes without giving effect to these charges which are non-cash in nature, in order to evaluate the results of the underlying operating activities for the periods presented. Excluding distributor conversion costs and amortization of distributor non-competes; due diligence, transaction and transition costs; transition costs related to our OrthoRecon divestiture; and CVR mark-to-market adjustments from the calculation of net income from continuing operations and net income assists investors in evaluating period-over-period changes in these measures without giving effect to transactions that do not relate to the performance of our ongoing operations.

Effective Tax Rate. Excluding the income tax effect of the non-GAAP, pre-tax adjustments and the tax benefit on the sale of discontinued operations from the provision for income taxes assists investors in understanding the tax provision associated with those adjustments and our effective tax rate related to our ongoing operations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group, Inc. on July 29, 2015.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this press release include, but are not limited to, statements about our outlook for our expected financial results for 2015; statements about the approvable status and anticipated final PMA approval of Augment® Bone Graft and the anticipated positive effects of such; and statements about the timing and anticipated benefits of the previously announced merger with Tornier. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, uncertainties as to the timing of the Tornier transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of Wright’s or Tornier’s control; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Wright and Tornier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Wright’s and Tornier’s respective business relationships with third parties; transaction costs; actual or contingent liabilities; the adequacy of the combined company’s capital resources; failure or delay in ultimately obtaining FDA approval of Wright’s Augment® Bone Graft for commercial sale in the United States, failure to achieve the anticipated benefits from approval of Augment® Bone Graft, and the risks identified under the heading “Risk Factors” in Wright’s Annual Report on Form 10-K, which was filed with the SEC on February 26, 2015, and Tornier’s Annual Report on Form 10-K, filed with the SEC on February 24, 2015, as well as both companies’ subsequent Quarterly Reports on Form 10-Q and other information filed by each company with the SEC. Investors should not place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read Wright’s and Tornier’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this release, and Wright undertakes no obligation to update or revise any of these statements. Wright’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2015

WRIGHT MEDICAL GROUP, INC.
By: /s/ Robert J. Palmisano
Robert J. Palmisano
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Wright Medical Group, Inc. on July 29, 2015.